Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment, Net [Abstract]
Property, Plant And Equipment, Net	PROPERTY, PLANT AND EQUIPMENT, NET
The following table presents the components of property, plant and equipment, net as of December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023
Cost (1):
Land, buildings and leasehold improvements (2)	$1,156,083	$996,156
Instruments, machinery and equipment	1,420,055	1,299,426
ERP (3)	132,817	124,803
Office furniture and other	90,461	86,313
Motor vehicles and airplanes	49,871	50,132
Total cost	2,849,287	2,556,830
Accumulated depreciation	(1,572,339)	(1,468,880)
Depreciated cost	$1,276,948	$1,087,950

Depreciation expenses for the years ended December 31, 2024, 2023 and 2022 amounted to $124,185, $120,895 and $112,063, respectively.

(1)     Net of investment grants received (mainly for construction, machinery and equipment) in the amounts of $21,440 and $39,250 as of December 31, 2024 and 2023, respectively.

(2)    Set forth below is additional information regarding the real estate owned or leased by the Company (square feet):

	Israel(a)	U.S.(b)	Other Countries(c)
Owned	1,619,433	771,145	881,916
Leased	7,658,727	910,025	713,418

a.Includes offices, development and engineering facilities, manufacturing facilities, maintenance facilities, hangar facilities and landing strips in various locations in Israel.
The Company is in the process of completing the construction of a new munitions production site in Ramat Beka in southern Israel in the scale of approximately 860,000 square feet. Initial production has commenced and is expected to gradually increase during 2025 and thereafter. In accordance with the agreement with Israel's Land Authority, the Company's evacuation of Ramat Hasharon site in Israel is currently postponed to the end of 2026.

b.Includes mainly offices, development and engineering facilities, manufacturing facilities and maintenance facilities of Elbit Systems of America, primarily in Texas, New Hampshire, South Carolina, Florida, Alabama and Virginia. The facilities in New Hampshire, Florida and Alabama are located on owned land totaling approximately 109 acres. Universal Avionics Systems Corporation's facilities are located in Arizona, Washington and Georgia, of which 166,000 square feet are owned and 83,000 square feet are leased.

c.Includes offices, design and engineering facilities and manufacturing facilities in Europe, Latin America, Canada and Asia-Pacific.

(3)     Includes equipment produced by the Company for its own use in the aggregate amount of $130,300 and $127,301 as of December 31, 2024 and 2023, respectively.

(4)    The Enterprise Resource Planning (“ERP”) system includes certain costs incurred during the application development stage that have been capitalized in accordance with authoritative accounting guidance related to accounting for the cost of computer software developed or obtained for internal use. The capitalized costs for this ERP system were approximately $8,259 and $15,273, for the years ended December 31, 2024 and 2023, respectively. These costs are amortized over the system's estimated useful life, over a period not to exceed 12 years in the aggregate, as the ERP system is placed in service.

As for liens on assets – see Notes 21G.